IMPORTANT NEWS FOR SHAREHOLDERS
Vanguard Institutional Target Retirement 2015 Fund is to be reorganized into Vanguard Target Retirement 2015 Fund on or about February 11, 2022. The first few pages of this booklet highlight key points about this reorganization.
The reorganization does not require shareholder approval, and you are not being asked to vote.
We do, however, ask that you review the enclosed combined information statement/prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the reorganization.

KEY POINTS ABOUT THE REORGANIZATION
Purpose of the Reorganization
The purpose of the reorganization is to combine Vanguard Institutional Target Retirement 2015 Fund (the “Acquired Fund”) with and into Vanguard Target Retirement 2015 Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”).
Each Fund is a mutual fund that invests in other Vanguard mutual funds (underlying funds) according to an asset allocation strategy designed for investors planning to retire or leave the workforce in or within a few years of the target year indicated in the name of the Fund. The Acquired Fund and the Acquiring Fund have identical investment objectives, investment strategies, and investment risks.
The reorganization has been proposed to consolidate the assets of the Acquired Fund with the assets of the Acquiring Fund (following completion of the reorganization, the “Combined Fund”) in order to create a Combined Fund, which we anticipate, over time, will achieve greater economies of scale for the Combined Fund, with the effect of simplifying our fund lineup. The reorganization offers Acquired Fund shareholders an opportunity to invest in a larger Combined Fund with an identical investment objective, investment strategies, and investment risks and a lower expense ratio. Finally, combining the Funds could benefit both sets of shareholders by allowing costs to be spread over a larger asset base, which we anticipate, over time, could lead to lower expenses for the Combined Fund.
Lower Costs for Shareholders
In the reorganization, Institutional Shares of the Acquired Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Investor Shares of the Acquiring Fund. The total annual fund operating expense ratio of the Combined Fund is expected to be 0.08%, which is lower than the current total annual fund operating expense ratio of Institutional Shares of the Acquired Fund, as well as the current total annual fund operating expense ratio of Investor Shares of the Acquiring Fund. To achieve a lower expense ratio, the Combined Fund will invest in lower-cost share classes of the underlying funds.
Identical Investment Objectives, Investment Strategies, and Risks
The Acquired Fund and the Acquiring Fund have identical investment objectives, investment strategies, and investment risks. Each Fund has identical fundamental investment policies. The Funds are classified as diversified within the meaning of the Investment Company Act of 1940.
Comparison of Investment Performance
Because the investment objectives and investment strategies of the Acquired Fund and the Acquiring Fund are identical, the average annual total returns of Institutional Shares of the Acquired Fund and Investor Shares of the Acquiring Fund have been substantially similar over the long term.
Investment Advisory and Service Arrangements

The Vanguard Group, Inc. (“Vanguard”), a subsidiary jointly owned by the Funds and other Vanguard funds, serves as advisor to the Funds through its Equity Index Group. Vanguard also serves as investment advisor for each of the underlying funds.

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. The Funds obtain virtually all of their corporate management, administrative, and distribution services through Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the Funds, subject to Vanguard’s oversight.

All of these services are provided at Vanguard’s total cost of operations pursuant to the Fifth Amended and Restated Funds’ Service Agreement (the “Funds’ Service Agreement”). Vanguard was established and operates under the Funds’ Service Agreement. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.
The Funds’ Service Agreement provides that the Funds will not contribute to Vanguard’s capitalization or pay for corporate management, administrative, and distribution services provided by Vanguard. In addition, the Funds’ Service Agreement further provides that the Funds’ direct expenses, such as legal, auditing, and custodial fees, may be offset, in whole or in part, by (1) the Funds’ contributions to the cost of operating the underlying funds in which the Funds invest and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds’ operations. Accordingly, all expenses for services provided by Vanguard to the Funds and all other expenses incurred by the Funds are expected to be borne by the underlying funds. The Funds’ shareholders bear the fees and expenses associated with the Funds’ investments in the underlying funds.
How the Reorganization Will Occur and How It Will Affect Your Account
The Board of Trustees of each Fund approved the reorganization on September 23, 2021. There is no action required by the Funds’ shareholders to implement the reorganization. No vote is required by either the Acquired Fund’s shareholders or the Acquiring Fund’s shareholders to approve the reorganization.
The Declaration of Trust for the Funds and applicable state and federal law do not require shareholder approval for the reorganization. Because applicable legal requirements do not require shareholder approval and the Board of Trustees has determined that the reorganization is in the best interests of each Fund and its shareholders, shareholders are not being asked to vote on the reorganization.

In the reorganization, Institutional Shares of the Acquired Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Investor Shares of the Acquiring Fund. Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same. The Acquired Fund will stop accepting purchase requests approximately two business days before the reorganization is scheduled to occur. If you place a purchase order directly or through an intermediary during this period before the closing, then it will be rejected.

Tax-Free Nature of the Reorganization
The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that Acquired Fund shareholders will not realize any capital gains or losses directly from this exchange. However, you should pay close attention to these points:
•
Final distribution(s). Prior to the reorganization, the Acquired Fund will distribute to its shareholders any remaining undistributed net income and/or realized capital gains. This distribution(s) will be taxable to Acquired Fund shareholders as ordinary income or capital gains, as applicable.

•
Payments of distributions. Following the reorganization, Acquiring Fund shareholders (including former shareholders of the Acquired Fund) will participate fully in the distributions, if any, made for the Acquiring Fund.

•
Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Acquired Fund and the Acquiring Fund. Vanguard will provide certain cost basis information in connection with the reorganization on its “Report of Organizational Actions Affecting Basis of Securities,” which will be available on vanguard.com shortly after the reorganization.

If you choose to redeem your shares before the reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.
Whom to Call If You Have Any Questions
Please call Vanguard toll-free at 877-662-7447 if you have any questions about the reorganization.

COMBINED INFORMATION STATEMENT/PROSPECTUS
VANGUARD INSTITUTIONAL TARGET RETIREMENT 2015 FUND,
A SERIES OF VANGUARD CHESTER FUNDS
TO BE REORGANIZED WITH AND INTO
VANGUARD TARGET RETIREMENT 2015 FUND,
A SERIES OF VANGUARD CHESTER FUNDS

INTRODUCTION
Proposal Summary. This combined information statement/prospectus describes the reorganization of Vanguard Institutional Target Retirement 2015 Fund (the “Acquired Fund”) with and into Vanguard Target Retirement 2015 Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). Each Fund is a mutual fund that invests in other Vanguard mutual funds (underlying funds) according to an asset allocation strategy designed for investors planning to retire or leave the workforce in or within a few years of the target year indicated in the name of the Fund. The Acquired Fund and the Acquiring Fund have identical investment objectives, investment strategies, and investment risks. The reorganization has been proposed to consolidate the assets of the Funds in order to create a combined fund, which we anticipate, over time, will achieve economies of scale for the combined fund, with the effect of simplifying our fund lineup.
The reorganization involves a few basic steps. First, the Acquired Fund will transfer substantially all of its assets and all of its liabilities to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund. Simultaneously, the Acquired Fund will distribute such shares to its shareholders and the Acquiring Fund will open an account for each shareholder, crediting it with an amount of the Acquiring Fund’s Investor Shares equal in value to the Institutional Shares of the Acquired Fund owned by each shareholder at the time of the reorganization. These steps together are referred to in this combined information statement/prospectus as the “Reorganization.” Thereafter, the Acquired Fund will be dissolved, wound up, and terminated in accordance with its Declaration of Trust and applicable law. The Acquiring Fund will be the surviving fund for accounting purposes.
NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
The address for each Fund is P.O. Box 2600, Valley Forge, PA 19482, and the telephone number is 610-669-1000 or 800-662-7447. Each Fund is a series of Vanguard Chester Funds (the “Trust”), which is a Delaware statutory trust.
Read and Keep These Documents. Please read this entire combined information statement/prospectus along with the enclosed prospectus of the Acquiring Fund, dated January 31, 2021, as supplemented. The prospectus sets forth concisely the information about the Acquiring Fund that a prospective investor ought to know before investing. These documents contain information that is important to you, and you should keep them for future reference.
Additional Information Is Available. The Funds’ Statement of Additional Information dated January 31, 2021, as supplemented on July 23, 2021, as supplemented on September 28, 2021, and as supplemented on October 8, 2021 (the “SAI”), contains important information about the Funds. It has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated into this combined information statement/prospectus by reference. In addition, the Acquired Fund’s prospectus dated January 31, 2021, as supplemented on February 17, 2021, and as supplemented on September 28, 2021, is incorporated by reference into and is considered part of this combined information statement/prospectus. The Statement of Additional Information relating to the Reorganization dated November 4, 2021, also is incorporated by reference into this combined information statement/prospectus. Each Fund’s annual report for the fiscal year ended September 30, 2020, and semiannual report for the fiscal period ended March 31, 2021, is incorporated by reference into this combined information statement/prospectus. You can obtain copies of these documents without charge by calling Vanguard at 800-662-7447, by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600, or by visiting the EDGAR database on the SEC’s website (www.sec.gov).

This combined information statement/prospectus is first expected to be sent to shareholders on or about December 15, 2021.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this combined information statement/prospectus is November 4, 2021.

TABLE OF CONTENTS
SUMMARY	8
MORE ON THE FUNDS	15
FINANCIAL HIGHLIGHTS	26
INVESTING WITH VANGUARD	27
INFORMATION ABOUT THE REORGANIZATION	39
ADDITIONAL INFORMATION ABOUT THE FUNDS	41
GENERAL INFORMATION	43
APPENDIX A	A-1
APPENDIX B	B-1

SUMMARY
The section summarizes key features and consequences of the Reorganization. This summary is qualified in its entirety by reference to the information contained elsewhere in this combined information statement/prospectus, in each Fund’s prospectus, in each Fund’s financial statements contained in its annual report and semiannual report, in each Fund’s SAI, and in the related Agreement and Plan of Reorganization (the “Agreement and Plan”), a form of which is attached as Appendix A hereto. (The form of Agreement and Plan attached as Appendix A also relates to the reorganizations of other Vanguard Institutional Target Retirement Funds into corresponding Vanguard Target Retirement Funds. The Reorganization is not contingent upon any of these other reorganizations.)
The Reorganization. At a meeting on September 23, 2021, the Board of Trustees of the Trust approved an Agreement and Plan to combine the Acquired Fund with and into the Acquiring Fund. The Agreement and Plan calls for the Acquired Fund to transfer substantially all of its assets and all of its liabilities to the Acquiring Fund in exchange for Investor Shares of the Acquiring Fund. Shareholders of the Acquired Fund will receive distributions from the Acquiring Fund of Investor Shares equivalent in value to their investments at the time of the Reorganization. The closing of the Reorganization is currently expected to occur on or about February 11, 2022. The Acquired Fund will then be dissolved, wound up, and terminated. The Reorganization will result in an exchange of Institutional Shares in the Acquired Fund for new Investor Shares of the Acquiring Fund, and it is expected to occur on a tax-free basis. The Board of Trustees of the Trust has concluded that the Reorganization is in the best interests of the Funds and will not dilute the interests of the Funds’ shareholders.
Reasons for the Reorganization and Board of Trustees Approval. Each Fund is a mutual fund that invests in other Vanguard mutual funds (underlying funds) according to an asset allocation strategy designed for investors planning to retire or leave the workforce in or within a few years of the target year indicated in the name of the Fund.  Because the Funds invest in other funds, rather than in individual securities, each Fund is considered a fund of funds. The Acquired Fund and the Acquiring Fund have identical investment objectives, investment strategies, and investment risks.
The reorganization has been proposed to consolidate the assets of the Funds, which we anticipate, over time, will achieve greater economies of scale, with the effect of simplifying our fund lineup. The reorganization offers Acquired Fund shareholders an opportunity to invest in a larger combined fund with an identical investment objective, investment strategies, and investment risks and a lower expense ratio. The total annual fund operating expense ratio of Investor Shares of the Acquiring Fund following completion of the reorganization (the “Combined Fund”) is expected to be 0.08%, which is lower than the current total annual fund operating expense ratio of Institutional Shares of the Acquired Fund, as well as the current total annual fund operating expense ratio of Investor Shares of the Acquiring Fund. Finally, combining the Funds could benefit both sets of shareholders by allowing costs to be spread over a larger asset base, which we anticipate, over time, could lead to lower expenses for the Combined Fund.
Tax-Free Reorganization.  It is expected that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Funds will receive a favorable opinion from legal counsel to that effect. Please see “Information About the Reorganization - Tax-Free Reorganization” for additional information.
Overview of the Reorganization. Below is a comparison of the investment objectives, principal investment strategies, investment risks, other investment policies and risks, performance history, fees and expenses, and management of the Funds, among other things. The information below is only a summary; for more detailed information, please see the rest of this combined information statement/prospectus and each Fund’s prospectus and SAI. References to “we” generally refer to Vanguard.

 Comparison of Investment Objectives
The investment objectives for the Acquired Fund and the Acquiring Fund are identical. Both the Acquired Fund and the Acquiring Fund seek to provide capital appreciation and current income consistent with its current asset allocation.
 Comparison of Principal Investment Strategies
The Funds’ principal investment strategies are identical.  Each Fund’s principal investment strategies are set out below:

Each Fund invests in other Vanguard mutual funds (underlying funds) according to an asset allocation strategy designed for investors planning to retire and leave the workforce in or within a few years of 2015 (the target year). Each Fund is designed for an investor who plans to withdraw the value of an account in the Fund over a period of many years after the target year. Each Fund’s asset allocation will become more conservative over time, meaning that the percentage of assets allocated to stocks will decrease while the percentage of assets allocated to bonds and other fixed income investments will increase. Within seven years after 2015, the Acquired Fund’s asset allocation should become similar to that of Vanguard Institutional Target Retirement Income Fund, and the Acquiring Fund’s asset allocation should become similar to that of Vanguard Target Retirement Income Fund, as described below and in the Acquiring Fund’s prospectus.

As of September 30, 2021, the Acquired Fund’s asset allocation among the underlying funds was as follows:
•	Vanguard Total Bond Market II Index Fund	36.36%
•	Vanguard Total Stock Market Index Fund	18.57%
•	Vanguard Total International Bond Index Fund	0.00%
•	Vanguard Short-Term Inflation-Protected Securities Index Fund	16.20%
•	Vanguard Total International Stock Index Fund	13.03%
•	Vanguard Total International Bond II Index Fund	15.83%
As of September 30, 2021, the Acquiring Fund’s asset allocation among the underlying funds was as follows:
•	Vanguard Total Bond Market II Index Fund	36.51%
•	Vanguard Total Stock Market Index Fund	18.69%
•	Vanguard Total International Bond Index Fund	15.68%
•	Vanguard Short-Term Inflation-Protected Securities Index Fund	16.16%
•	Vanguard Total International Stock Index Fund	12.80%
•	Vanguard Total International Bond II Index Fund	0.16%
Allocations may not total to 100% due to rounding. At any given time, each Fund’s asset allocation may be affected by a variety of factors, such as whether the underlying funds are accepting additional investments. Vanguard may change the selection of underlying share classes or underlying funds or the allocation of assets to the underlying funds at any time without prior notice to shareholders.
Each Fund’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; inflation-protected public obligations issued by the U.S. Treasury; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize foreign currency exposure).
Each Fund’s indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks.

Comparison of Principal Risks
The principal risks of the Acquired Fund are identical to those of the Acquiring Fund due to the Funds having the same investment objectives and principal investment strategies, as noted above. Each Fund’s principal risks are described below:

Each Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money, and the level of risk may vary based on market conditions. An investment in each Fund is not guaranteed. An investor may experience losses, including losses near, at, or after the target year. There is no guarantee that each Fund will provide adequate income at or after the target year. Because fixed income securities such as bonds are typically less volatile than stocks and because each Fund currently invests a significant portion of its assets in fixed income securities, the Fund’s overall level of risk is expected to be lower than that of funds investing entirely in stocks.
•
With approximately 70% of its assets allocated to bonds, the Fund is proportionately subject to the following bond risks: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund’s return; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. The Fund is also subject to the following risks associated with investments in currency-hedged foreign bonds: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, or companies; and currency hedging risk, which is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.

•
With approximately 30% of its assets allocated to stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions; and currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

•
The Fund is also subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.

Comparison of Fundamental Investment Policies and Other Investment Policies and Risks
The Funds have fundamental investment policies and other investment policies, practices, and restrictions, which, together with their related risks, are set forth in the Funds’ prospectuses and SAI. The Acquired Fund’s fundamental investment policies and other investment policies and risks are identical to the Acquiring Fund’s fundamental investment policies and other investment policies and risks.
Comparison of Fund Performance
The following bar charts and tables are intended to help you understand the risks of investing in each Fund. The bar charts show how the performance of each Fund has varied from one calendar year to another over the periods shown. The tables show how the average annual total returns of each Fund compare with those of relevant market indexes and a composite stock/bond index, which have investment characteristics similar to those of the Fund. The Target Retirement 2015 Composite Index is a custom blended index developed by Vanguard based on each Fund’s asset allocation glide schedule, which becomes more conservative as time elapses. As of September 30, 2020, the composite was derived using the following portion allocations: 12% FTSE Global All Cap ex US Index; 37.2% Bloomberg Barclays U.S. Aggregate Float Adjusted Index; 16.8% Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index; 16% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged); and 18% CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes. The components that make up the composite index may vary over time. Percentages listed may not total to 100% due to rounding. Keep in mind that each Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information for each Fund is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Institutional Target Retirement 2015 Fund Institutional Shares1

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	8.92%	June 30, 2020
Lowest	-7.39%	March 31, 2020
1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2021, was 3.79%.

Average Annual Total Returns for Periods Ended December 31, 2020 — Vanguard Institutional Target Retirement 2015 Fund
	1 Year	5 Years	Since Inception (Jun. 26, 2015)
Vanguard Institutional Target Retirement 2015 Fund Institutional Shares
Return Before Taxes	10.42%	7.85%	6.59%
Return After Taxes on Distributions	9.33	6.88	5.66
Return After Taxes on Distributions and Sale of Fund Shares	6.55	5.83	4.84
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	4.25%
MSCI US Broad Market Index	21.02	15.46	13.25
Target Retirement 2015 Composite Index	11.00	8.06	6.81

Annual Total Returns — Vanguard Target Retirement 2015 Fund Investor Shares1

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	8.90%	June 30, 2020
Lowest	-8.24%	September 30, 2011
1 The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2021, was 3.75%.

Average Annual Total Returns for Periods Ended December 31, 2020  — Vanguard Target Retirement 2015 Fund
	1 Year	5 Years	10 Years
Vanguard Target Retirement 2015 Fund Investor Shares
Return Before Taxes	10.32%	7.78%	7.04%
Return After Taxes on Distributions	8.54	6.16	5.74
Return After Taxes on Distributions and Sale of Fund Shares	7.06	5.72	5.30
Comparative Indexes (reflect no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
MSCI US Broad Market Index	21.02	15.46	13.84
Target Retirement 2015 Composite Index	11.00	8.06	7.24

Both Funds
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding tables. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
 Comparison of Fees and Expenses
In this Reorganization, Institutional Shares of the Acquired Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Investor Shares of the Acquiring Fund. The tables below compare the fees and annualized expenses of Institutional Shares of the Acquired Fund as of March 31, 2021, and Investor Shares of the Acquiring Fund as of March 31, 2021. The tables also show the estimated fees and expenses of Investor Shares of the Combined Fund, on a pro forma basis, as of March 31, 2021, and do not include the estimated costs of the Reorganization (for information about the costs of the Reorganization please see “Information About the Reorganization – Expenses of the Reorganization”). The actual fees and expenses of the Funds and the Combined Fund as of the closing date may differ from those reflected in the tables below.
Shareholder Fees (Fees paid directly from your investment)
	Vanguard Institutional Target Retirement 2015 Fund	Vanguard Target Retirement 2015 Fund	Vanguard Target Retirement 2015 Fund
	Institutional Shares	Investor Shares	Pro Forma Combined Fund Investor Shares
Sales Charge (Load) Imposed on Purchases	None	None	None
Purchase Fee	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Account Service Fee (for certain fund account balances below $10,000)	N/A	$20/year	$20/year

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
	Vanguard Institutional Target Retirement 2015 Fund Institutional Shares	Vanguard Target Retirement 2015 Fund Investor Shares	Vanguard Target Retirement 2015 Fund Pro Forma Combined Fund Investor Shares
Management Fees	0.00%	0.00%	0.00%
12b-1 Distribution Fee	None	None	None
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.09%	0.12%	0.08%*
Total Annual Fund Operating Expenses	0.09%	0.12%	0.08%*

* Acquired Fund Fees and Expenses have been restated to reflect Acquired Fund Fees and Expenses anticipated at the time of the closing of the Reorganization.

Examples
The following examples are intended to help you compare the cost of investing in Institutional Shares of the Acquired Fund, the Investor Shares of the Acquiring Fund, and the Investor Shares of the Combined Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in each Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Vanguard Institutional Target Retirement 2015 Fund Institutional Shares	$9	$29	$51	$115
Vanguard Target Retirement 2015 Fund Investor Shares	$12	$39	$68	$154
Vanguard Target Retirement 2015 Fund Pro Forma Combined Fund Investor Shares	$8	$26	$45	$103

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.
Comparison of Portfolio Turnover
Each Fund may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce each Fund’s performance. During the most recent fiscal year ended September 30, 2021, the Acquired Fund’s portfolio turnover rate was 24%. During the most recent fiscal year ended September 30, 2021, the Acquiring Fund’s portfolio turnover rate was 4%.
Comparison of Investment Advisor and Portfolio Managers

The Acquired Fund and the Acquiring Fund have the same investment advisor, The Vanguard Group, Inc. The Acquired Fund and the Acquiring Fund also have the same portfolio managers. The Funds are both co-managed by William A. Coleman, CFA, and Walter Nejman, who have co-managed the Acquiring Fund since 2013 and the Acquired Fund since 2015.
The Combined Fund is expected to retain The Vanguard Group, Inc., as investment advisor and Mr. Coleman and Mr. Nejman as co-portfolio managers.
Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Index Group. Vanguard also serves as investment advisor for each of the underlying funds. As of June 30, 2021, Vanguard served as advisor for approximately $6.5 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Fifth Amended and Restated Funds’ Service Agreement (the “Funds’ Service Agreement”) and is subject to the supervision and oversight of the trustees and officers of the Funds.
For a discussion of why the Board of Trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended March 31, 2021.
Portfolio Managers
The managers primarily responsible for the day-to-day management of the Funds are:
William A. Coleman, CFA, Portfolio Manager at Vanguard. He has worked in investment management since joining Vanguard in 2006. He has co-managed the Target Retirement 2065 Fund and the Institutional Target Retirement 2065 Fund since their inception in 2017. He has co-managed the rest of the Target Retirement Funds since 2013 and the rest of the Institutional Target Retirement Funds since their inception in 2015. Education: B.S., King’s College; M.S., Saint Joseph’s University.
Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005. He has worked in investment management since 2008 and has co-managed the Target Retirement 2065 Fund and the Institutional Target Retirement 2065 Fund since their inception in 2017. He has co-managed the rest of the Target Retirement Funds since 2013 and the rest of the Institutional Target Retirement Funds since their inception in 2015. Education: B.A., Arcadia University; M.B.A., Villanova University.
The Funds’ SAI provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.
Comparison of Purchase, Redemption, and Exchange Information
The purchase, redemption, and exchange features of the Funds are similar, but there are differences. The Acquired Fund’s Institutional Shares have a $5 million investment minimum while the Acquiring Fund’s Investor Shares have a $1,000 investment minimum. In addition, Vanguard may charge a $20 account service fee on Acquiring Fund accounts that that have a balance below $10,000 for any reason, including market fluctuation. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares.
Comparison of Distribution Schedules
The Funds have identical distribution schedules. For both the Acquired Fund and Acquiring Fund, income dividends and capital gains distributions, if any, generally are distributed annually in December. From time to time, the Funds may also make distributions that are treated as a return of capital. In addition, both Funds may occasionally make a supplemental distribution at some other time during the year.

MORE ON THE FUNDS

This combined information statement/prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this    symbol throughout this section. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way.

Plain Talk About Costs of Investing
Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its investment objective. The Funds’ Board of Trustees, which oversees each Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As funds of funds, the Funds achieve their investment objectives by investing in other Vanguard mutual funds. Through its investments in the underlying funds, each Fund indirectly owns a diversified portfolio of stocks and bonds.
Asset Allocation Framework
Asset allocation—that is, dividing your investment among stocks, bonds, and short-term investments—is one of the most critical decisions you can make as an investor. It is also important to recognize that the asset allocation strategy you use today may not be appropriate as you move closer to retirement. The Funds are designed to provide you with a single Fund with an asset allocation that changes over time and becomes more conservative as you approach retirement, meaning that the percentage of assets allocated to stock will decrease while the percentage of assets allocated to bonds and other fixed income investments will increase.
The following table shows the targeted asset allocation for the Acquiring Fund and the other Vanguard Target Retirement Funds. As of September 30, 2021, the Acquiring Fund held Investor Shares of each underlying Vanguard fund. Vanguard may change the selection of underlying share classes or underlying funds or the allocation of assets to the underlying funds at any time without prior notice to shareholders. Allocations may not total 100% due to rounding.

	Target Retirement Fund
Underlying Vanguard Fund	Income	2015	2020	2025	2030	2035
Total Stock Market Index	18.0%	19.3%	27.9%	34.5%	39.4%	43.9%
Total International Stock Index	12.0	12.9	18.6	23.0	26.3	29.3
Total Bond Market II Index	37.2	36.4	30.8	28.4	24.1	18.8
Total International Bond Index and Total International Bond II Index*	16.0	15.6	13.2	12.2	10.3	8.1
Short-Term Inflation-Protected Securities Index	16.8	15.9	9.6	2.0	0.0	0.0

	Target Retirement Fund
Underlying Vanguard Fund	2040	2045	2050	2055	2060	2065
Total Stock Market Index	48.4%	52.9%	54.0%	54.0%	54.0%	54.0%
Total International Stock Index	32.3	35.3	36.0	36.0	36.0	36.0
Total Bond Market II Index	13.6	8.3	7.0	7.0	7.0	7.0
Total International Bond Index Total International Bond II Index*	5.8	3.6	3.0	3.0	3.0	3.0
*Vanguard Total International Bond II Index Fund mirrors the investment strategy of Vanguard Total International Bond Index Fund, is subject to substantially similar risks, and seeks to track the same benchmark, as described below.

The following table shows the targeted asset allocation for the Acquired Fund and the other Vanguard Institutional Target Retirement Funds. Allocations may not total 100% due to rounding.

	Institutional Target Retirement Fund
Underlying Vanguard Fund	Income	2015	2020	2025	2030	2035
Total Stock Market Index*	18.0%	19.3%	27.9%	34.5%	39.4%	43.9%
Total International Stock Index**	12.0	12.9	18.6	23.0	26.3	29.3
Total Bond Market II Index**	37.2	36.4	30.8	28.4	24.1	18.8
Total International Bond Index and Total International Bond II Index Fund***	16.0	15.6	13.2	12.2	10.3	8.1
Short-Term Inflation-Protected Securities Index****	16.8	15.9	9.6	2.0	0.0	0.0

	Institutional Target Retirement Fund
Underlying Vanguard Fund	2040	2045	2050	2055	2060	2065
Total Stock Market Index*	48.4%	52.9%	54.0%	54.0%	54.0%	54.0%
Total International Stock Index**	32.3	35.3	36.0	36.0	36.0	36.0
Total Bond Market II Index**	13.6	8.3	7.0	7.0	7.0	7.0
Total International Bond Index and Total International Bond II Index Fund ***	5.8	3.6	3.0	3.0	3.0	3.0
* Institutional Shares
** Investor Shares
*** Admiral Shares; Vanguard Total International Bond II Index Fund mirrors the investment strategy of Vanguard Total International Bond Index Fund, is subject to substantially similar risks, and seeks to track the same benchmark index as Vanguard Total International Bond Index Fund, as described below.
**** Admiral Shares

Vanguard may change the selection of underlying share classes or underlying funds or the allocation of assets to the underlying funds at any time without prior notice to shareholders.
The Funds’ advisor allocates each Fund’s assets among the underlying funds based on its investment objective and policies. The asset allocation for each Fund will change over time as the date indicated in the Fund’s name draws closer. Once a Fund’s asset allocation is similar to that of the Vanguard Retirement Income Fund, the Fund’s Board

of Trustees may approve combining the Fund with the Vanguard Retirement Income Fund. The Board of Trustees will grant such approval if it determines the combination to be in the best interest of Fund shareholders. Once such a combination occurs, shareholders will own shares of the Vanguard Retirement Income Fund. Shareholders will be notified prior to such a combination. We expect these combinations to occur within seven years after the year indicated in the Fund’s name.
The following chart shows how we expect the asset allocations for the Funds to change over time. The actual asset allocations may differ from this chart.
An example of how fund asset allocations change over time

The Funds’ investments in the underlying funds may be affected by a variety of factors. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Funds to invest in a different underlying fund.
 Stocks
By owning shares of other Vanguard mutual funds, each Fund indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each Fund also invests in funds that own mid- and small-cap U.S. stocks, as well as foreign stocks, including emerging markets.
 Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
Historically, mid- and small-cap stocks have been more volatile than—and at times have performed quite differently from—large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make mid-size and small companies more sensitive to changing economic conditions, leading to less certain growth and dividend prospects.
As of September 30, 2021, the stocks in the underlying domestic equity fund (Vanguard Total Stock Market Index Fund) had an asset-weighted median market capitalization of $127.5 billion and the stocks in the underlying international equity fund (Vanguard Total International Stock Index Fund) had an asset-weighted median market capitalization of $33 billion.
By owning shares of Vanguard Total International Stock Index Fund, each Fund is subject to country/regional risk and currency risk.
 Each Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because each Fund may invest a portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investment in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.
Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar accounting, auditing, legal, tax, and financial reporting standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Bonds
By owning shares of Vanguard Total Bond Market II Index Fund, each Fund indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed and asset-backed securities. Through their investments in Vanguard Short-Term Inflation-Protected Securities Index Fund, the Funds also invest in inflation-protected bonds.
Plain Talk About Inflation-Indexed Securities

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security (IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. This adjustment is a key feature, given that inflation has typically occurred. However, there have been periods of deflation, such as in 1954 when the Consumer Price Index (CPI) declined by 0.7%. (Source: Bureau of Labor Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government. However, if an IIS is purchased by a fund at a premium, deflation could cause a fund to experience a loss.

Inflation measurement and adjustment for an IIS have two important features. There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects
IIS valuations throughout the month of March. In addition, the inflation index used is the nonseasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the nonseasonally adjusted index can cause a fund’s income level to fluctuate.

   Each Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

Although fixed income securities (commonly referred to as bonds) are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates.
Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price.
On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as those guaranteed by the Government National Mortgage Association—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity. In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by a fund and delay the fund’s ability to reinvest proceeds at higher interest rates, making the fund more sensitive to changes in interest rates.

Plain Talk About Inflation-Indexed Securities and Interest Rates

Interest rates on conventional bonds have two primary components: a “real”
yield and an increment that reflects investor expectations of future inflation.
By contrast, interest rates on an IIS are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only real interest rates to influence the price of an IIS. A rise in real interest rates will cause the price of an IIS to fall, while a decline in real interest rates will boost the price of an IIS.

Changes in interest rates can affect bond income as well as bond prices.

Each Fund is subject to income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds.
The Funds are also subject to income fluctuations through their investments in Vanguard Short-Term Inflation-Protected Securities Index Fund. The quarterly income distributions of Vanguard Short-Term Inflation-Protected Securities Index Fund are likely to fluctuate considerably more than income distributions of a typical bond fund because of changes in inflation.

Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income.

For mortgage-backed securities, the risk that borrowers (e.g., homeowners) may refinance their mortgages at lower interest rates is known as prepayment risk.
Because Vanguard Total Bond Market II Index Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call/prepayment risk for each Fund should be low to moderate.

Each Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return.

The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for each Fund should be low.
To a limited extent, the Funds are also indirectly subject to event risk, which is the chance that corporate fixed income securities held by the underlying funds may suffer a substantial decline in credit quality and market value because of a corporate restructuring.
By owning shares of Vanguard Total International Bond Index Fund and Vanguard Total International Bond II Index Fund, each Fund is subject to risks associated with investments in currency-hedged foreign bonds.

Each Fund is subject to country/regional risk and currency hedging risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, or companies. Currency hedging risk is the chance that the currency hedging transactions entered into by the underlying international bond fund may not perfectly offset the fund’s foreign currency exposure.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of a Fund’s investments and Fund performance.

 Security Selection
Each Fund seeks to achieve its investment objective by investing in up to six underlying Vanguard funds, which are briefly described in the following paragraphs.
•
Vanguard Total Stock Market Index Fund seeks to track the performance of the CRSP US Total Market Index, which represents approximately 100% of the investable U.S. stock market and includes large-, mid-, small-, and micro-cap stocks regularly traded on the New York Stock Exchange and Nasdaq. The fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics.

•
Vanguard Total International Stock Index Fund seeks to track the performance of the FTSE Global All Cap ex US Index, a float-adjusted market-capitalization-weighted index designed to measure equity market performance of companies located in developed and emerging markets, excluding the United States. The Index is most heavily weighted in Japan, China, the United Kingdom, Canada, Switzerland, and France.

•
Vanguard Total Bond Market II Index Fund seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Float Adjusted Index by investing in a representative sample of bonds included in the Index. The Index measures the performance of a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. The fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

•
Vanguard Total International Bond Index Fund and Vanguard Total International Bond II Index Fund seek to track the performance of the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) by investing in a representative sample of securities included in the Index. The Index provides a broad-based measure of the global, investment-grade, fixed-rate debt markets. The Index includes government, government agency, corporate, and securitized non-U.S. investment-grade fixed income investments, all issued in currencies other than the U.S. dollar and with maturities of more than 1 year. Each fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. To minimize the currency risk associated with investment in bonds denominated in currencies other than the U.S. dollar, each fund will attempt to hedge its foreign currency exposure.

•
Vanguard Short-Term Inflation-Protected Securities Index Fund seeks to track the performance of the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, a market-capitalization-weighted index that includes all inflation-protected public obligations issued by the U.S. Treasury with remaining maturities of less than 5 years. The fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years.

Each Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of assets to them, will cause the Fund to underperform other funds with a similar investment objective.

Other Investment Policies and Risks

Each underlying fund may invest, to a limited extent, in derivatives. In addition, each Fund may invest, to a limited extent, in stock and bond futures, which are types of derivatives. Each Fund will use futures to both facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation and to allow the Fund to remain fully invested in accordance with its investment strategies. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Funds and the underlying funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

To put cash flow to work as soon as possible, and thereby capture as much of the market’s return as possible, each Fund reserves the right to invest in shares of Vanguard Total Stock Market ETF, Vanguard Total International Stock ETF, Vanguard Total Bond Market ETF, Vanguard Short-Term Inflation-Protected Securities ETF, and Vanguard Total International Bond ETF, as applicable (each provides returns similar to the returns of its corresponding market segment). The Funds’ advisor may purchase ETF Shares when large cash inflows come into a Fund too late in the day to invest the cash, on a same-day basis, in shares of the underlying Vanguard funds that serve as the Fund’s primary investments. These cash-flow situations will arise infrequently, and the period of holding the ETF Shares will be short—in most cases, one day. (Vanguard does not receive duplicate management fees when Fund assets are invested in ETF Shares.)

Methods Used to Meet Redemption Requests

Under normal circumstances, each Fund typically expects to meet redemptions with positive cash flows. When this is not an option, each Fund seeks to maintain its risk exposure by selling a cross section of the Fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, a Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see “Potentially disruptive redemptions” under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that each Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. A Fund may also suspend payment of redemption proceeds for up to seven days; see “Emergency circumstances” under Redeeming Shares in the Investing With Vanguard section. Additionally under these unusual circumstances, a Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

•
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•	Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.
See the Investing With Vanguard section of this combined information statement/prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although each Fund generally seeks to invest for the long term, a Fund may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of this combined information statement/prospectus shows historical turnover rates for the Acquiring Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of the underlying funds valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund’s return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

Dividends, Capital Gains, and Taxes
Fund Distributions

The Acquiring Fund distributes to shareholders virtually all of its net income as well as any net short-term or long-term capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends and capital gains distributions, if any, for the Acquiring Fund generally are distributed annually in December. From time to time, the Acquiring Fund may also make distributions that are treated as a return of capital. In addition, the Acquiring Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•	Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•	Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.
•
Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.

•	Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
•	Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
•	A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
•	Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This combined information statement/prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are a tax-exempt investor or investing through a tax-advantaged account (such as an IRA or an employer-sponsored retirement or savings plan), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19
(not counting market change). You still have only $5,000 (250 shares x $19 =
$4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•	Provide your correct taxpayer identification number.
•	Certify that the taxpayer identification number is correct.

•	Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price
Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of each Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. The underlying Vanguard funds in which the Funds invest also do not calculate their NAV on days when the NYSE is closed, but the value of their assets may be affected to the extent that they hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Each Fund’s NAV is calculated based upon the values of the underlying mutual funds in which the Fund invests. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares held by a fund are based on the market value of the shares. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

FINANCIAL HIGHLIGHTS
Financial highlights information is intended to help you understand a fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been audited (except for the fiscal period ended March 31, 2021, which is unaudited) by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s audited financial statements for the fiscal year ended September 30, 2020, is included in the Fund’s most recent annual report, which is available upon request. Each Fund’s unaudited financial statements for the fiscal period ended March 31, 2021, are included in the Fund’s most recent semiannual report, which is available upon request.
Vanguard Target Retirement 2015 Fund Investor Shares
For a Share Outstanding	Six Months Ended March 31,	Year Ended September 30,
Throughout Each Period	2021	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.84	$15.42	$15.60	$15.75	$15.19	$14.90
Investment Operations
Net Investment Income	.130[1]	.336[1]	.376[1]	.371[1]	.305[1]	.311
Capital Gain Distributions Received	.055[1]	—	—	.001[1]	.005[1]	.007
Net Realized and Unrealized Gain (Loss) on Investments	.770	.818	.455	.328	.846	.968
Total from Investment Operations	.955	1.154	.831	.700	1.156	1.286
Distributions
Dividends from Net Investment Income	(.250)	(.379)	(.372)	(.318)	(.289)	(.299)
Distributions from Realized Capital Gains	(.765)	(.355)	(.639)	(.532)	(.307)	(.697)
Total Distributions	(1.015)	(.734)	(1.011)	(.850)	(.596)	(.996)
Net Asset Value, End of Period	$15.78	$15.84	$15.42	$15.60	$15.75	$15.19

Total Return[2]	6.06%	7.68%	6.08%	4.54%	7.95%	9.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,571	$15,233	$15,647	$16,410	$17,250	$17,479
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.12%	0.13%	0.13%	0.13%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.62%	2.20%	2.52%	2.39%	2.02%	1.96%
Portfolio Turnover Rate	3%	18%	10%	7%	7%	9%

The expense ratio, acquired fund fees and expenses, and net investment income ratio for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

INVESTING WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this combined information statement/prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Purchasing Shares
Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.
Investment minimums may differ for certain categories of investors.
Account Minimums
To open and maintain an account. $1,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
To add to an existing account. Generally $1.
How to Initiate a Purchase Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.
Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if your account is eligible and you are registered for online access.
By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.
By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).
How to Pay for a Purchase
By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic

Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if your account is eligible and you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for the Acquiring Fund and the other Vanguard Target Retirement Funds), see Additional Information.
By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.
Trade Date
The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price.
For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.
For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Purchase Rules You Should Know
Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.
Large purchases. Call Vanguard before attempting to invest a large dollar amount.
No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.
Redeeming Shares
How to Initiate a Redemption Request
Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.
Online. You may request a redemption of shares or request an exchange through our website or our mobile application if your account is eligible and you are registered for online access.
By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.
By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.
How to Receive Redemption Proceeds
By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.
By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.
By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.
By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.
Trade Date
The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price.
For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•
Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•
Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.
If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.
If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by a Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see “Potentially disruptive redemptions” and “Emergency circumstances.”
For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.
Other Redemption Rules You Should Know
Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.
Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.
Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.
If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.
Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.
Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.
Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.
Frequent-Trading Limitations
Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.
For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:
•	Purchases of shares with reinvested dividend or capital gains distributions.
•
Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

•	Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, and Vanguard Digital Advisor™.
•	Redemptions of shares to pay fund or account fees.
•	Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).
•	Transfers and reregistrations of shares within the same fund.
•	Purchases of shares by asset transfer or direct rollover.
•	Conversions of shares from one share class to another in the same fund.
•	Checkwriting redemptions.
•	Section 529 college savings plans.
•
Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:
•	Purchases of shares with participant payroll or employer contributions or loan repayments.
•	Purchases of shares with reinvested dividend or capital gains distributions.
•	Distributions, loans, and in-service withdrawals from a plan.
•	Redemptions of shares as part of a plan termination or at the direction of the plan.
•	Transactions executed through the Vanguard Managed Account Program.
•	Redemptions of shares to pay fund or account fees.
•	Share or asset transfers or rollovers.
•	Reregistrations of shares.
•	Conversions of shares from one share class to another in the same fund.
•	Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

*	The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Other Rules You Should Know
Prospectus and Shareholder Report Mailings
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Vanguard.com
Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
Telephone Transactions
Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.
Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.
Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
•	Authorization to act on the account (as the account owner or by legal documentation or other means).
•	Account registration and address.

•	Fund name and account number, if applicable.
•	Other information relating to the caller, the account owner, or the account
Good Order
We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
•	Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
•	Include the fund name and account number.
•	Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
•	Signature(s) and date from the authorized person(s).
•	Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
•	Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Vanguard reserves the right, without notice, to revise the requirements for good order.
Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.
Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Responsibility for Fraud
You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.
Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts
If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Unusual Circumstances
If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.
Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.
Account Service Fee
Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.
If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.
Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Low-Balance Accounts
Each Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this combined information statement/prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4)

place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Fund and Account Updates
Confirmation Statements
We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
Portfolio Summaries
We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements
For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Annual and Semiannual Reports
We will send (or provide through our website, whichever you prefer) reports about Vanguard Target Retirement Funds twice a year, in May and November. These reports include overviews of the financial markets and provide the following specific Fund information:
•	Performance assessments and comparisons with industry benchmarks.
•	Financial statements with listings of Fund holdings.
Portfolio Holdings
Please consult the Funds' Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund’s portfolio holdings.

Employer-Sponsored Plans
Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.
•
If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

•	If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
•	Be sure to carefully read each topic that pertains to your transactions with Vanguard.
Vanguard reserves the right to change its policies without notice to shareholders.
Transactions
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a Fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 888-809-8102	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
 Additional Information
	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Target Retirement Income Fund	10/27/2003	TgtRetInc	308	92202E102
Target Retirement 2015 Fund	10/27/2003	TgtRe2015	303	92202E300
Target Retirement 2020 Fund	6/7/2006	TgtRe2020	682	92202E805
Target Retirement 2025 Fund	10/27/2003	TgtRe2025	304	92202E409
Target Retirement 2030 Fund	6/7/2006	TgtRe2030	695	92202E888
Target Retirement 2035 Fund	10/27/2003	TgtRe2035	305	92202E508
Target Retirement 2040 Fund	6/7/2006	TgtRe2040	696	92202E870
Target Retirement 2045 Fund	10/27/2003	TgtRe2045	306	92202E607
Target Retirement 2050 Fund	6/7/2006	TgtRe2050	699	92202E862
Target Retirement 2055 Fund	8/18/2010	TgtRet2055	1487	92202E847
Target Retirement 2060 Fund	1/19/2012	TgtRe2060	1691	92202E839
Target Retirement 2065 Fund	7/12/2017	Van2065TRF	1791	92202E680

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor’s Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2021 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.

INFORMATION ABOUT THE REORGANIZATION
At a meeting on September 23, 2021, the Board of Trustees of the Trust discussed and approved the Reorganization and the Agreement and Plan. Vanguard Chester Funds (previously defined as the “Trust”), the legal entity of which each Fund is a series, has entered into the Agreement and Plan, on behalf of the Funds.
Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that will apply to the Reorganization.
Three Steps to Merge. The Reorganization will be accomplished in a three-step process:
•	First, the Acquired Fund will transfer substantially all of its assets and liabilities to the Acquiring Fund in exchange for shares of beneficial interest in the Acquiring Fund.
•
Second, and simultaneously with step one, the Acquiring Fund will open an account for each Acquired Fund shareholder; then the Acquired Fund will distribute to its shareholders an amount of Investor Shares of the Acquiring Fund equal in value to the Acquired Fund Institutional Shares owned by such holder at the time of the Reorganization.

•	Third, the Acquired Fund will be dissolved and wound up promptly and terminated as a series of the Trust.
Until the closing date of the Reorganization, shareholders of the Acquired Fund will be able to redeem their shares of the Fund. Redemption requests received after the Reorganization will be treated as requests for redemption of Investor Shares of the Acquiring Fund received by the shareholder in the Reorganization. It is also anticipated that approximately two business days before the Reorganization is scheduled to occur, the Acquired Fund will be closed for any investment, which will assist in processing of the Reorganization. If you place a purchase order directly or through an investment program during this period before the Reorganization, then it will be rejected.
The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund, and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the Reorganization, please see the form of Agreement and Plan attached as Appendix A to this combined information statement/prospectus.
Effective as Soon as Practicable. The Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be completed on or about the close of business on February 11, 2022.
U.S. Federal Income Tax Consequences. The following summarizes the important U.S. federal income tax consequences of the Reorganization to the Funds and their shareholders.
Tax-Free Reorganization. It is expected that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. This means that none of the parties involved—the Acquired Fund, the Acquiring Fund, or their respective shareholders—will recognize a gain or loss directly as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is indicated in the Agreement and Plan.
Payment of final distribution(s). Prior to the Reorganization, the Acquired Fund will distribute to its shareholders any remaining undistributed net income or net realized capital gains. The distribution(s) will be taxable to Acquired Fund shareholders as ordinary income or capital gains, as applicable.
Cost basis of Fund shares. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Acquired Fund and the Acquiring Fund. Vanguard will provide certain cost basis information in connection with the Reorganization on its “Report of Organizational Actions Affecting Basis of Securities,” which will be available on vanguard.com a short time after the Reorganization.
Other Tax Consequences of the Reorganization. The Reorganization could trigger tax rules that would impose certain limits on the Combined Fund’s ability to use the Acquired Fund’s net realized losses (if any) and net unrealized losses (if any) following the Reorganization.

The actual impact of the Reorganization on the respective Funds’ losses and on future capital gain distributions will depend on each Fund’s net assets, net realized gains/losses, and net unrealized gains/losses as of the time of the Reorganization, as well as the timing and amount of gains and losses recognized by the Acquiring Fund following the Reorganization, and thus cannot be determined precisely at this time.
Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
Payments of post-Reorganization distributions. Following the Reorganization, Acquiring Fund shareholders (including former shareholders of the Acquired Fund) will participate fully in the annual distributions and additional distributions, if any, made for their respective share class of the Acquiring Fund.
Expenses of the Reorganization. The Acquired Fund will bear the expenses incurred in the Reorganization, which are expected to total $64,351. These expenses borne by the Acquired Fund include the cost of the printing and mailing of this information statement and audit fees. The Acquiring Fund will not incur any expenses in the Reorganization.
Why We Want to Reorganize Your Funds. The purpose of the Reorganization is to combine the Acquired Fund with and into the Acquiring Fund. Each Fund is a mutual fund that invests in other Vanguard mutual funds (underlying funds) according to an asset allocation strategy designed for investors planning to retire or leave the workforce in or within a few years of the target year indicated in the name of the Fund.  Because the Funds invest in other funds, rather than in individual securities, each Fund is considered a fund of funds.
Consolidating the assets of both Funds would simplify the Vanguard fund lineup and focus inflows to one combined fund with identical characteristics. The Acquired Fund and the Acquiring Fund have identical investment objectives, investment strategies, and investment risks. The Reorganization of the Funds into one larger combined fund with consolidated inflows may result in sustainable growth of assets.
In addition, the shareholders of both Funds should benefit from economies of scale of a larger combined fund. Shareholders should benefit from eliminating duplicative expenses and spreading costs over the larger asset base of the combined fund, which we anticipate over time, will achieve economies of scale. The total annual fund operating expense ratio of Investor Shares of the Combined Fund is expected to be 0.08%, which is lower than the current total annual fund operating expense ratio of Institutional Shares of the Acquired Fund as well as the current total annual fund operating expense ratio of Investor Shares of the Acquiring Fund. To achieve a lower expense ratio, the Combined Fund will invest in lower-cost share classes of the underlying funds.
After the completion of the Reorganization, Vanguard, which is currently the investment advisor of the Funds, will continue to serve as an advisor for the Combined Fund.

Your Board of Trustees believes that it is in shareholders’ best interests to reorganize the Acquired Fund with and into the Acquiring Fund, which will issue Investor Shares of the Acquiring Fund to shareholders of the Acquired Fund. In making this determination, your Board of Trustees considered a number of factors, including: the comparability of the investment objectives, restrictions, and policies of the Acquired Fund and the Acquiring Fund; the expense ratios and shareholder fees of the Acquired Fund compared with those of the Acquiring Fund; the performance of the Acquired Fund as compared with that of the Acquiring Fund; the composition of the investment portfolios of the Funds; other expected benefits to Fund shareholders, such as future prospects for asset growth and potential economies of scale; the tax consequences of the Reorganization; the costs of the Reorganization and who will bear those costs; and alternatives to the Reorganization. After the Reorganization, you will be a shareholder of the Acquiring Fund, and the Acquired Fund, which will have no remaining assets, will be dissolved.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Form of Organization. Vanguard Chester Funds (previously defined as the “Trust”) is organized as a Delaware statutory trust. The Funds are series of the Trust, which are each an open-end management investment company registered under the 1940 Act.
Trustees. The business and affairs of each Fund are managed under the direction of the Board of Trustees of the Trust.
Voting Rights. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.
Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds.
Service Arrangements. Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust. The Funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts’ jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard’s oversight. Vanguard also provides investment advisory services to the Funds. All of these services are provided at Vanguard’s total cost of operations pursuant to the Funds’ Service Agreement.
The Funds’ Service Agreement provides that the Funds will not contribute to Vanguard’s capitalization or pay for corporate management, administrative, and distribution services provided by Vanguard. In addition, the Funds’ Service Agreement further provides that the Funds’ direct expenses, such as legal, auditing, and custodial fees, may be offset, in whole or in part, by (1) the Funds’ contributions to the cost of operating the underlying funds in which the Funds invest and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds’ operations. Accordingly, all expenses for services provided by Vanguard to the Funds and all other expenses incurred by the Funds are expected to be borne by the underlying funds. The Funds’ shareholders bear the fees and expenses associated with the Funds’ investments in the underlying funds.
Capitalization. The following table shows, on an unaudited basis with respect to the Reorganization, the capitalization of the Funds as of October 15, 2021, and the capitalization of the Acquired Fund on a pro forma basis as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of Institutional Shares of the Acquired Fund that would be exchanged for the Investor Shares of the Acquired Fund if the Reorganization had been consummated on October 15, 2021. The examples do not reflect the number of such shares or the value of such shares that would actually be received when the Reorganization occurs.

Capitalization Table
(unaudited)

	Acquired Fund	Acquiring Fund	Pro Forma	Pro Forma Combined
				Acquiring Fund Investor
	Institutional Shares	Investor Shares	Adjustments[1]
				Shares

Total Net	$11,086,976,937	$12,974,230,316	$(64,351)	$24,061,142,902
Assets

Total Number
of Shares	431,117,912	788,099,326	242,339,251	1,461,556,489
Outstanding
NAV Per	$25.72	$16.46	N/A	$16.46
Share
1 Pro forma adjustments represent Reorganization expenses incurred by the Acquired Fund and the net change in shares outstanding pursuant to the Reorganization.

GENERAL INFORMATION
This section provides information on a number of topics relating to the combined information statement/prospectus.
Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the Funds are available at no cost. To request a report, please call Vanguard toll-free at 800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us toll-free at 800-523-1188.
Principal Shareholders.
As of October 15, 2021, the Acquired Fund had approximately $11,086,976,937 in net assets and 431,117,912 outstanding shares. As of the same date, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Acquired Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Institutional Shares of the Acquired Fund:
Record Owner	Percentage of Outstanding Shares Owned
Fidelity Investments Institutional Operations Co Inc 100 Magellan Way Covington, KY 41015	29.77%
TIAA, FSB 211 North Broadway, Suite 100 St. Louis, MO 63102	13.19%

As of October 15, 2021, the Acquiring Fund had approximately $12,974,230,316 in net assets and 788,099,326 outstanding shares. As of the same date, the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Acquiring Fund. As of the same date, there were no persons known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the Acquiring Fund.
The percentage of the Institutional Shares of the Acquired Fund that would be owned by the above-named shareholders upon completion of the Reorganization is expected to be less, as would the aggregate percentages of the Acquiring Fund.
For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the preceding tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. The Funds believe that most of the shares referred to in the previous tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers.
Obtaining Information From the SEC. The Funds are subject to the informational requirements of the Securities Act of 1933 Act, Securities Exchange Act of 1934, and 1940 Act and must file certain reports and other information with the SEC.
The reports and other information filed by the Funds can be inspected and copied at the public reference facilities maintained by the SEC located at 100 F Street, N.E., Washington, DC 20549. Copies of such materials can be obtained from the Public Reference Section, Officer of Consumer Affairs and Information Service, Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this _____ day of _____, [2021/2022], by and between Vanguard Chester Funds (the “Trust”), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of each series of the Trust listed under Acquiring Funds in the table below (each, an “Acquiring Fund”) and each series of the Trust listed under Acquired Funds in the table below (each, an “Acquired Fund”):

Acquiring Funds	Acquired Funds
Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2060 Fund
Vanguard Target Retirement 2065 Fund

Vanguard Institutional Target Retirement Income Fund
Vanguard Institutional Target Retirement 2015 Fund
Vanguard Institutional Target Retirement 2020 Fund
Vanguard Institutional Target Retirement 2025 Fund
Vanguard Institutional Target Retirement 2030 Fund
Vanguard Institutional Target Retirement 2035 Fund
Vanguard Institutional Target Retirement 2040 Fund
Vanguard Institutional Target Retirement 2045 Fund
Vanguard Institutional Target Retirement 2050 Fund
Vanguard Institutional Target Retirement 2055 Fund
Vanguard Institutional Target Retirement 2060 Fund
Vanguard Institutional Target Retirement 2065 Fund

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The Trust, on behalf of its series listed above, wishes to effect twelve separate reorganizations (each, a “Reorganization”).  Each Reorganization will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the corresponding Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the liabilities of the corresponding Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.  The consummation of one Reorganization is not contingent on the consummation of any other Reorganization.

This Agreement is to be treated as if each Reorganization between an Acquired Fund and its corresponding Acquiring Fund is the subject of a separate agreement. Each Acquired Fund and the Trust acting on behalf of the Acquired Fund, and each Acquiring Fund and the Trust acting on behalf of the Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

WHEREAS, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquired Funds and Acquiring Funds qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, with respect to each Reorganization, the Board of Trustees of the Trust has determined that the exchange of substantially all of the assets of the Acquired Fund for the corresponding Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, with respect to each Reorganization, the Board of Trustees of the Trust has (i) determined that the exchange of substantially all of the assets of the Acquired Fund for the corresponding Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction, and (ii) determined that the Reorganization is advisable;

WHEREAS, the purpose of each Reorganization is to combine the assets of the Acquiring Fund with those of the corresponding Acquired Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES, AND THE LIQUIDATION OF SUCH ACQUIRED FUND

1.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the corresponding Acquiring Fund and each Acquiring Fund agrees in exchange therefor (i) to deliver to the corresponding Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares (rounded to the third decimal place), determined in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the corresponding Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (each, a “Closing”).
1.2.  The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, other financial instruments, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”), other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 5.3.
1.3.   Each Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Each Acquiring Fund shall assume all liabilities, expenses, costs, charges, and reserves (expected to include expenses incurred in the ordinary course of the corresponding Acquired Fund’s operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund’s shares) of the Acquired Fund.
1.4.   Immediately after the transfer of each Acquired Fund’s assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund’s Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will dissolve, wind up, and terminate in accordance with the Trust’s Declaration of Trust and applicable law. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then-credited to the account of the Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund’s Shareholders shall be equal to the aggregate net asset value of all the Acquired Fund Shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The Acquired Fund will then dissolve, wind up, and terminate in accordance with the Trust’s Declaration of Trust and applicable law.
1.5.   Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund. Shares of each Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and Statement of Additional Information.
1.6.   Any reporting responsibility of an Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
1.7.   The Trust on behalf of each Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Trust on behalf of each Acquired Fund shall take all actions expressed herein as being the obligations of the Acquired Fund.

2.  VALUATION

2.1.   The value of each Acquired Fund’s assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquired Fund’s Declaration of Trust and then-current prospectus or Statement of Additional Information.
2.2.   The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and then-current prospectus or Statement of Additional Information.
2.3.   The number of respective Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for each Acquired Fund’s assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.
2.4.   All computations of value shall be made by The Vanguard Group, Inc. (“VGI”).

3.  CLOSING AND CLOSING DATE

3.1.   Subject to the terms and conditions set forth herein, the Closing Date of each Reorganization shall be February 11, 2022, or such other date as the parties to a Reorganization may agree. All acts taking place at each Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m. Eastern time. Each Closing shall be held at the offices of the Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.
3.2.   In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Trust, accurate appraisal of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
3.3.   Each Acquired Fund shall direct the Custodian for the Acquired Fund (the “Custodian”) to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the corresponding Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Trust on behalf of the Acquired Fund as of the Closing Date for the accounts of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Each Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act), as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by each Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund.
3.4.   Each Acquired Fund shall deliver to the corresponding Acquiring Fund at the Closing a list of the names and addresses of each shareholder of the Acquired Fund and the number of outstanding shares of the Acquired Fund owned by each shareholder, all as of the Closing Date, certified by the Trust’s Secretary or Assistant Secretary. Each Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the corresponding Acquired Fund’s shareholders’ names on the Acquiring Fund’s share transfer books. Each Acquiring Fund shall issue and deliver a confirmation to the corresponding Acquired Fund evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date or provide evidence satisfactory to the Acquired Fund that such shares have been credited to the Acquired Fund’s account on such books. At the Closing of each Reorganization, each party to the Reorganization shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.
3.5.   If the Acquired Fund is unable to make delivery pursuant to paragraph 3.3 hereof to the Custodian of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, then the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Custodian, including brokers’ confirmation slips.
3.6.   Each Acquired Fund and the corresponding Acquiring Fund shall deliver to the other at the Closing of the applicable Reorganization a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

  4.1.    Each Acquired Fund represents and warrants to the corresponding Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. Each Acquired Fund represents and warrants to the corresponding Acquiring Fund that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gains, including any such income or gain accruing through such Closing Date.
4.2.   Each Acquired Fund represents and warrants to the corresponding Acquiring Fund that the current prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund and each prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
4.3.   Each Acquired Fund represents and warrants to the corresponding Acquiring Fund that the financial statements of the Acquired Fund as of [                    ] have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
4.4.   Each Acquired Fund represents and warrants to the corresponding Acquiring Fund that since [            ], there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.
4.5.   Since [ ], with respect to each Acquired Fund, there has not been (i) any pending or to the knowledge of the Acquired Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquired Fund; (ii) any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquired Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquired Fund; (v) any amendment of the Acquired Fund’s organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.
4.6.   Each Acquired Fund represents and warrants to the corresponding Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.
4.7.   Each Acquired Fund represents and warrants to the corresponding Acquiring Fund that the Acquired Fund is a series of a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. Each Acquired Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. Each Acquired Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.
4.8.   Each Acquired Fund represents and warrants to the corresponding Acquiring Fund that: (i) the Agreement has been duly authorized, executed, and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and (ii) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
4.9. Each Acquired Fund represents and warrants to the corresponding Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Prospectus contained therein relating to the transactions involving the Acquired Fund and the Acquiring Fund contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (each, a “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by each Acquired Fund for use in the Registration Statement relating to the Reorganization of the Acquired Fund into the corresponding Acquiring Fund or any other materials provided by the Acquired Fund in connection with the applicable Reorganization, as of the effective date of the applicable Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
4.10. Each Acquired Fund represents and warrants to the corresponding Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to them before the Closing Date, other than liabilities, if any, to be discharged prior to such Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.
4.11. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, of each Acquired Fund. All issued and outstanding shares of beneficial interest of each Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized, legally issued, fully paid and non-assessable, and are not subject to preemptive or dissenter’s rights.
4.12. Each Acquiring Fund represents and warrants to the corresponding Acquired Fund that for each taxable year of the Acquiring Fund’s operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.
4.13. Each Acquiring Fund represents and warrants to the corresponding Acquired Fund that the current prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund and each prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
4.14. Each Acquiring Fund represents and warrants to the corresponding Acquired Fund that the financial statements of the Acquiring Fund as of [_______________], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.
4.15. Each Acquiring Fund represents and warrants to the corresponding Acquired Fund that since [ ], there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph 4.15, a decline in net asset value per share of the Acquiring Fund’s shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.
4.16. Since [ ], with respect to each Acquiring Fund, there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.
4.17. Each Acquiring Fund represents and warrants to the corresponding Acquired Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.
4.18. Each Acquiring Fund represents and warrants to the corresponding Acquired Fund that the Acquiring Fund is a series of a statutory trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. Each Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. Each Acquiring Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.
4.19. Each Acquiring Fund represents and warrants to the corresponding Acquired Fund that the Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
4.20. Each Acquiring Fund represents and warrants to the corresponding Acquired Fund that the Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the accounts of the Acquired Fund’s Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and legally issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund’s prospectus).
4.21. Each Acquiring Fund represents and warrants to the corresponding Acquired Fund that the Registration Statement relating to the Reorganization of the corresponding Acquired Fund into the Acquiring Fund as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.21 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement relating to the Reorganization of the corresponding Acquired Fund into the Acquiring Fund or any other materials provided by the Acquiring Fund in connection with the applicable Reorganization, as of the effective date of the applicable Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5.  COVENANTS OF EACH ACQUIRING FUND AND EACH ACQUIRED FUND

5.1.  Each Acquiring Fund and each Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.
5.2.  Each Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.
5.3.  Each Acquired Fund will distribute to the shareholders of the Acquired Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.
5.4.  As soon as is reasonably practicable after the Closing, each Acquired Fund will make a distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the applicable Closing.
5.5.  Subject to the provisions of this Agreement, each Acquiring Fund and the corresponding Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement relating to the Acquiring Fund and the Acquired Fund, including any actions required to be taken after the Closing Date. In particular, each Acquired Fund covenants that it will, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.
5.6.  Each Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund in the applicable Reorganization. The Registration Statement relating to each Reorganization shall include a prospectus relating to the transactions contemplated by this Agreement with respect to the Reorganization. At the time each Registration Statement becomes effective, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, then the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND EACH ACQUIRED FUND

With respect to each Reorganization, if any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the corresponding Acquiring Fund party to the Reorganization, the other party to the Reorganization shall, at its option, not be required to consummate the transactions contemplated by this Agreement relating to the Reorganization.

6.1.  The Board of Trustees of the Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquired Fund, and (b) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the transaction.
6.2.  The Board of Trustees of the Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.
6.3.  On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Acquired Fund from completing the transactions contemplated herein.
6.4.  The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.
6.5.  All consents of other parties and all other consents, orders and permits of Federal, state, and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.
6.6.  The Acquiring Fund’s Registration Statement relating to the shares to be issued in connection with the transactions between the Acquired Fund and the Acquiring Fund contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.
6.7.  The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations:
6.7.1.   The acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.
6.7.2.   The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.
6.7.3.   The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.
6.7.4.   The Acquiring Fund will recognize no gain or loss upon receiving the assets of the Acquired Fund and assuming the liabilities of the Acquired Fund in exchange solely for Acquiring Fund Shares.
6.7.5.   The adjusted basis to the Acquiring Fund of the assets of the Acquired Fund received by the Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of the Acquired Fund immediately before the exchange, except for certain adjustments that may be required to be made as a result of the close of the Acquired Fund’s taxable year due to the reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Fund.
6.7.6.   The Acquiring Fund’s holding periods with respect to the assets of the Acquired Fund that the Acquiring Fund acquires in the transaction will include the respective periods for which those assets were held by Acquired Fund (except where investment activities of the Acquiring Fund has the effect of reducing or eliminating a holding period with respect to an asset and except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Acquired Fund’s taxable year or on which gain was recognized upon the transfer to the Acquired Fund).
6.7.7.   The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.
6.7.8.   The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund’s Shareholder in exchange therefor.
6.7.9.   An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

6.7.10. Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.
6.8.  All representations and warranties of the Acquiring Fund and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.
6.9.  The Acquiring Fund and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Acquired Fund on or before the Closing Date.

7.  BROKERAGE FEES AND EXPENSES

7.1.  Each Acquiring Fund and the corresponding Acquired Fund represent and warrant to the other that they have no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.
7.2.  Each Acquired Fund shall bear its own expenses in connection with carrying out the terms of this Agreement.

8.  TERMINATION

This Agreement may be terminated by the mutual agreement of an Acquiring Fund and the corresponding Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date:

(a) an Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.
(b) an Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.
9.  AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of an Acquired Fund and the corresponding Acquiring Fund.

10. ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

10.1.  Each Acquired Fund and the corresponding Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between such parties.
10.2.  The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after each Closing shall survive the Closing.

11. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

11.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
11.2.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
11.3.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.4.  All persons dealing with the Trust on behalf of an Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Trust shall be liable for any claims against any other series of the Trust. The Trust on behalf of each Acquired Fund specifically acknowledges and agrees that any liability of the Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Trust shall be liable with respect thereto.
11.5.  All persons dealing with the Trust on behalf of an Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Fund. No series of the Trust shall be liable for any claims against any other series of the Trust. The Trust on behalf of each Acquiring Fund specifically acknowledges and agrees that any liability of the Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other series of the Trust shall be liable with respect thereto.
11.6.  This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD CHESTER FUNDS, ON BEHALF OF
VANGUARD TARGET RETIREMENT INCOME FUND ,
VANGUARD TARGET RETIREMENT 2015 FUND,
VANGUARD TARGET RETIREMENT 2020 FUND,
VANGUARD TARGET RETIREMENT 2025 FUND,
VANGUARD TARGET RETIREMENT 2030 FUND,
VANGUARD TARGET RETIREMENT 2035 FUND,
VANGUARD TARGET RETIREMENT 2040 FUND,
VANGUARD TARGET RETIREMENT 2045 FUND,
VANGUARD TARGET RETIREMENT 2050 FUND,
VANGUARD TARGET RETIREMENT 2055 FUND,
VANGUARD TARGET RETIREMENT 2060 FUND,
VANGUARD TARGET RETIREMENT 2065 FUND,
VANGUARD INSTITUTIONAL TARGET RETIREMENT INCOME FUND,
VANGUARD INSTITUTIONAL TARGET RETIREMENT 2015 FUND,
VANGUARD INSTITUTIONAL TARGET RETIREMENT 2020 FUND,
VANGUARD INSTITUTIONAL TARGET RETIREMENT 2025 FUND,
VANGUARD INSTITUTIONAL TARGET RETIREMENT 2030 FUND,
VANGUARD INSTITUTIONAL TARGET RETIREMENT 2035 FUND,
VANGUARD INSTITUTIONAL TARGET RETIREMENT 2040 FUND,
VANGUARD INSTITUTIONAL TARGET RETIREMENT 2045 FUND,
VANGUARD INSTITUTIONAL TARGET RETIREMENT 2050 FUND,
VANGUARD INSTITUTIONAL TARGET RETIREMENT 2055 FUND,
VANGUARD INSTITUTIONAL TARGET RETIREMENT 2060 FUND, AND
VANGUARD INSTITUTIONAL TARGET RETIREMENT 2065 FUND

__________________________	___________________________
Name: Anne E. Robinson	Name: Mortimer J. Buckley
Title: Secretary	Title: President and Chief Executive Officer

APPENDIX B

ACQUIRING FUND SUMMARY PROSPECTUS

Vanguard®

Vanguard Target Retirement Funds

Supplement Dated September 28, 2021, to the Prospectus and Summary Prospectuses Dated January 31, 2021

The Board of Trustees of Vanguard Chester Funds (the Trust) has approved an agreement and plan of reorganization whereby each Vanguard Institutional Target Retirement Fund listed in the table below, each a series of the Trust, would be reorganized with and into each corresponding Vanguard Target Retirement Fund listed in the table below, each also a series of the Trust.

The reorganization does not require shareholder approval and is expected to close on or about February 11, 2022. Following each reorganization, it is expected that the expense ratio for each Target Retirement Fund will be reduced to 0.08%.

© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 308B 092021

Vanguard®

Vanguard Target Retirement Funds

Supplement Dated February 17, 2021, to the Prospectus and Summary Prospectuses Dated January 31, 2021

Addition of New Underlying Fund

The board of trustees of each Vanguard Target Retirement Fund approved the addition of Vanguard Total International Bond II Index Fund as a new underlying fund for each Vanguard Target Retirement Fund. The addition of Vanguard Total International Bond II Index Fund is not expected to change the expense ratio for any Vanguard Target Retirement Fund. Furthermore, the addition of Vanguard Total International Bond II Index Fund will not alter the glide path, asset class and sub-asset class exposures, investment methodology, or advisory structure of any Vanguard Target Retirement Fund.

Vanguard Total International Bond II Index Fund will receive the non-U.S. fixed income allocation of new cash flows into each Vanguard Target Retirement Fund. Each Vanguard Target Retirement Fund's existing allocations to non-U.S. bonds will be moved from Vanguard Total International Bond Index Fund to Vanguard Total International Bond II Index Fund over time. During this period, a Vanguard Target Retirement Fund may be invested in both Vanguard Total International Bond Index Fund and Vanguard Total International Bond II Index Fund to achieve its target allocation to non-U.S. bonds.

© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 308A 022021

Vanguard®

Vanguard Target Retirement 2015 Fund Summary Prospectus

January 31, 2021

Investor Shares

Vanguard Target Retirement 2015 Fund Investor Shares (VTXVX)

The Fund's statutory Prospectus and Statement of Additional Information dated January 31, 2021, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to *vanguard.com*.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to *vanguard.com*. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Investment Objective

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

1

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $10,000)	$20

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.12%
Total Annual Fund Operating Expenses	0.12%

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses (of the Fund and its underlying funds) remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio Turnover

2

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.

London Stock Exchange Group companies include FTSE International Limited ("FTSE"), Frank Russell Company ("Russell"), MTS Next Limited ("MTS"), and FTSE TMX Global Debt Capital Markets Inc. ("FTSE TMX"). All rights reserved. "FTSE®", "Russell®", "MTS®", "FTSE TMX®" and "FTSE Russell" and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under licence. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies' index values and the use of their indexes to create financial products require a licence with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL) (collectively, Bloomberg), or Bloomberg's licensors, own all proprietary rights in the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Aggregate Float Adjusted Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index, and Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices or Bloomberg Barclays Indices).

Neither Barclays Bank Plc, Barclays Capital Inc., or any affiliate (collectively Barclays) or Bloomberg is the issuer or producer of the Target Retirement 2015 Fund and neither Bloomberg nor Barclays has any responsibilities, obligations or duties to investors in the Target Retirement 2015 Fund. The Indices are licensed for use by The Vanguard Group, Inc. (Vanguard) as the sponsor of the Target Retirement 2015 Fund. Bloomberg and Barclays' only relationship with Vanguard in respect to the Indices is the licensing of the Indices, which is determined, composed and calculated by BISL, or any successor thereto, without regard to the Issuer or the Target Retirement 2015 Fund or the owners of the Target Retirement 2015 Fund.

7

Additionally, Vanguard may for itself execute transaction(s) with Barclays in or relating to the Indices in connection with the Target Retirement 2015 Fund. Investors acquire the Target Retirement 2015 Fund from Vanguard and investors neither acquire any interest in the Indices nor enter into any relationship of any kind whatsoever with Bloomberg or Barclays upon making an investment in the Target Retirement 2015 Fund. The Target Retirement 2015 Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays makes any representation or warranty, express or implied regarding the advisability of investing in the Target Retirement 2015 Fund or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Neither Bloomberg nor Barclays has passed on the legality or suitability of the Target Retirement 2015 Fund with respect to any person or entity. Neither Bloomberg nor Barclays is responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement 2015 Fund to be issued. Neither Bloomberg nor Barclays has any obligation to take the needs of the Issuer or the owners of the Target Retirement 2015 Fund or any other third party into consideration in determining, composing or calculating the Indices. Neither Bloomberg nor Barclays has any obligation or liability in connection with administration, marketing or trading of the Target Retirement 2015 Fund.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Target Retirement 2015 Fund, investors or other third parties. In addition, the licensing agreement between Vanguard and Bloomberg is solely for the benefit of Vanguard and Bloomberg and not for the benefit of the owners of the Target Retirement 2015 Fund, investors or other third parties.

NEITHER BLOOMBERG NOR BARCLAYS SHALL HAVE ANY LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. NEITHER BLOOMBERG NOR BARCLAYS MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EACH HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN. BLOOMBERG RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS INDICES, AND NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS INDICES. NEITHER BLOOMBERG NOR BARCLAYS SHALL BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE BLOOMBERG BARCLAYS INDICES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE TARGET RETIREMENT 2015 FUND.

None of the information supplied by Bloomberg or Barclays and used in this publication may be reproduced in any manner without the prior written permission of both Bloomberg and Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167, registered office 1 Churchill Place London E14 5HP.

8

Vanguard Target Retirement 2015 Fund Investor Shares—Fund Number 303

To request additional information about the Fund, please visit *vanguard.com* or contact us at 800-662-7447.

© 2021 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SP 303 012021

PART B
STATEMENT OF ADDITIONAL INFORMATION
Vanguard Chester Funds
Vanguard Target Retirement 2015 Fund
A Series of Vanguard Chester Funds
P.O. Box 2600
Valley Forge, Pennsylvania 19482 800-662-7447
Vanguard Institutional Target Retirement 2015 Fund
A Series of Vanguard Chester Funds
P.O. Box 2600
Valley Forge, Pennsylvania 19482 800-662-7447
The date of this Statement of Additional Information is November 4, 2021.
This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the combined information statement/prospectus dated November 4, 2021, for use in connection with the reorganization (“Reorganization”) of Vanguard Institutional Target Retirement 2015 Fund (the “Acquired Fund”) with and into Vanguard Target Retirement 2015 Fund (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”). A copy of the combined information statement/prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or by writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.
After the Reorganization, the Acquiring Fund will be the surviving fund for accounting purposes.
The SAI consists of this cover page and the following described documents, each of which are attached hereto and hereby incorporated by reference.
The Acquired Fund’s and Acquiring Fund’s prospectuses dated January 31, 2021 (Accession Number 0001683863-21-000307), as supplemented on February 17, 2021 (Accession Number 0001683863-21-000764) and as supplemented on September 28, 2021 (Accession Number 0001683863-21-005409);
The Statement of Additional Information for the Acquired Fund and Acquiring Fund dated January 31, 2021 (Accession Number 0001683863-21-000307), as supplemented on July 23, 2021 (Accession Number 0001683863-21-004246), as supplemented on September 28, 2021 (Accession Number 0001683863-21-005409), and as supplemented on October 8, 2021 (Accession Number 0001683863-21-005996);
Audited financial statements for the Acquired Fund and the Acquiring Fund for the fiscal year ended September 30, 2020 (Accession Number 0001104659-20-130407); and
Unaudited financial statements for the Acquired Fund and the Acquiring Fund for the fiscal period ended March 31, 2021 (Accession Number 0001104659-21-072928).
S-1

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquired Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the section entitled “Summary – Comparison of Fees and Expenses” of the combined information statement/prospectus.
The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the Reorganization is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s investment portfolio in advance of the reorganization and/or the Acquiring Fund’s investment portfolio following the Reorganization.
The Acquiring Fund will be the surviving fund for accounting purposes. There are no material differences in accounting policies of the Acquiring Fund as compared to those of the Acquired Fund.

S-2

Vanguard®

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

FAITRF15 112021